Exhibit 99.1

iPower Announces Strategic Shift Toward Crypto Treasury and Blockchain Infrastructure Services

Bitcoin Treasury Strategy to Anchor New Business Focus

Rancho Cucamonga, CA – June 17, 2025 — iPower Inc. (Nasdaq: IPW) (“iPower” or the “Company”), a technology-driven eCommerce and supply chain platform, today announced a major strategic shift approved by its Board of Directors. The Company intends to reposition itself as a crypto treasury and blockchain infrastructure services company, with an initial and central emphasis on building a Bitcoin treasury strategy as a foundational component of its future growth.

As part of this transformation, iPower intends to start accumulating Bitcoin as a treasury reserve asset, with the aim of creating a long-term store of value and serving as a key element in enhancing iPower’s financial resilience and strategic optionality.

“Our entry into Bitcoin represents a strategic allocation decision grounded in our long-term view of digital assets as a viable treasury component,” said Lawrence Tan, CEO of iPower. “We believe Bitcoin offers strong potential as a reserve asset, and this initial focus aligns with our goals of enhancing balance sheet resilience and positioning the Company in emerging financial ecosystems.”

Alongside its treasury initiative, iPower plans to expand into blockchain-related retail services, leveraging its operational expertise and infrastructure to deliver a range of consumer-facing offerings:

•	Acting as a retailer of cloud mining power, enabling broader access to mining participation

•	Serving as a distributor and retailer of home-use mining equipment, supporting retail and SMB miners

•	Launching a new line of cold wallets and personal digital asset custody tools to support secure ownership

iPower plans to integrate these new services into its proprietary SuperSuite platform, which will continue to evolve to support both eCommerce and blockchain-aligned business solutions.

This strategic pivot reflects iPower’s broader goal of aligning its operations with future-facing technologies and market demand. While the Company will continue to support its existing operations during the transition, iPower’s primary focus will increasingly shift toward the digital asset economy, infrastructure enablement, and consumer access to blockchain-powered tools.

iPower expects to release additional updates regarding its treasury activities, new product offerings, and partnerships in the coming months.

About iPower Inc.

iPower Inc. is a tech and data-driven online retailer, as well as a provider of value-added ecommerce services for third-party products and brands. In addition to its plans to expand into the crypto treasury and blockchain infrastructure services company, iPower's capabilities include a full spectrum of online channels, robust fulfillment capacity, a nationwide network of warehouses, competitive last mile delivery partners and a differentiated business intelligence platform. iPower believes that these capabilities will enable it to efficiently move a diverse catalog of SKUs from its supply chain partners to end consumers every day, providing the best value to customers in the U.S. and other countries. For more information, please visit iPower's website at www.meetipower.com.

Forward-Looking Statements

All statements other than statements of historical fact in this press release are forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties and are based on current expectations and projections about iPower’s financial condition, business strategy, development, financial needs and general market conditions. Investors can identify these forward-looking statements by words or phrases such as “may,” “will,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “is/are likely to” or other similar expressions. iPower undertakes no obligation to update forward-looking statements to reflect subsequent events or circumstances, or changes in its expectations, except as may be required by law. Although iPower believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and iPower cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results and performance in iPower’s Annual Report on Form 10-K and in its other SEC filings.

Investor Relations Contact:
📧 IPW.IR@meetipower.com